Other Assets	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets	OTHER ASSETS

($ millions)	2023	2022
Employee future benefits (Note 24)	355	274
Equity investments (1)	237	201
RECs (Note 8)	155	142
Other investments	133	115
Supplemental Executive Retirement Plan ("SERP")	117	155
Operating leases (Note 15)	51	43
Derivatives	43	118
Deferred compensation plan	22	40
Other	185	125
	1,298	1,213
(1)    Includes investments in Belize Electricity and Wataynikaneyap Partnership

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through SERPs and deferred compensation plans for directors and officers. The assets held to support these plans are reported separately from the related liabilities (Note 16). Most plan assets are held in trust and funded mainly through life insurance policies and mutual funds. Assets in mutual and money market funds are recorded at fair value on a recurring basis (Note 26).